GE INVESTMENTS FUNDS, INC.

Supplement Dated January 3, 2006

To Prospectus Dated May 1, 2005

The name of the Small-Cap Value Equity Fund has been changed to Small-Cap Equity Fund. Accordingly, all references in the Prospectus to the “Small-Cap Value Equity Fund” are hereby changed to “Small-Cap Equity Fund”.

The following changes to the Prospectus will also be effective:

1.	The first paragraph appearing under “The Strategy” on page 14 of the Prospectus is hereby deleted and replaced with the following:

The Small-Cap Equity Fund (formerly, the Small-Cap Value Equity Fund) invests at least 80% of its net assets in equity securities of small-cap companies under normal market conditions. The Fund is managed with a disciplined adherence to valuation. The portfolio managers believe this orientation will typically produce a portfolio that favors neither value nor growth style investing, and allows the Fund to benefit from both value and growth cycles in the marketplace. The Fund invests primarily in small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects. A company may be undervalued for reasons such as market overreaction to recent company, industry or economic events. The Fund defines a small-cap company as one with a market capitalization within the capitalization range of the Russell 2000® Index (Russell 2000 Index). As of December 31, 2004 the market capitalization of companies in the index ranged from $10.75 million to $3.62 billion. The portfolio managers will not sell a stock merely because the market capitalization of a company in the portfolio moves outside of the capitalization range of the Russell 2000 Index or because the index capitalization range changes. Stock selection is key to the performance of the Fund.

2.	The first paragraph appearing under “The Risks” on page 14 of the Prospectus is hereby deleted and replaced with the following:

The principal risks of investing in the Fund are stock market risk and style risk (small-cap company risk). To the extent that the portfolio managers invest in foreign securities, debt securities, or initial public offerings of equity securities, the Fund would be subject to foreign exposure risk, interest rate risk, credit risk and initial public offerings risk.

GE INVESTMENTS FUNDS, INC.

Supplement Dated January 3, 2006

To Prospectus Dated May 1, 2005

This supplement is to notify investors in the Total Return Fund (the “Fund”), a series of GE Investments Funds, Inc. (the “Company”), of certain changes pertaining to the Fund to take effect on February 6, 2006.

1.	At a meeting held on December 9, 2005, the board of directors of the Company (the “Board”) approved the adoption of a multiple class plan (the “Multiple Class Plan”) for the Fund. Under the Multiple Class Plan, the Fund will issue four classes of shares: Class 1, Class 2, Class 3 and Class 4. Each class of shares will represent an interest in the Fund, but will bear different levels of investor service and/or distribution expenses.

All shares of the Fund outstanding on February 6, 2006 will be re-designated as Class 1 shares. This means that on that date, if you are an investor in the Fund, the shares supporting your variable annuity contract or variable life insurance contract will be designated as Class 1 shares. The Fund anticipates offering Class 2, Class 3 and Class 4 shares as of February 6, 2006. Class 2, Class 3 and Class 4 shares are not offered under this prospectus. As of February 6, 2006, contract owners not invested in the Total Return Fund by that date will only be able to invest in the Fund through Class 2, Class 3 or Class 4 shares, as permitted by the contract or contract prospectus.

2.	At the December 9, 2005 meeting, the Board also approved the adoption of an Investor Services Plan with respect to the Class 1 shares of the Fund, and approved an Expense Limitation Agreement on behalf of the Fund.

Under the Investor Services Plan, the Fund may bear additional expenses on an annual basis in amounts equal to 0.20% of the average daily net assets of the Fund attributable to Class 1 shares. The Company will use the money generated by this expense to compensate a life insurance company issuing variable annuity contracts and variable life insurance contracts that offer Class 1 shares of the Fund as an investment option (variable contracts), a third-party administrator for such insurance company, a retirement plan record keeper or administrator, or a transfer agent for the Fund, for certain administrative and record keeping services provided to owners of such variable contracts. The Investor Service Plan will continue in effect from year to year so long as such continuance is approved annually by the Board.

Under the Expense Limitation Agreement with the Fund, GE Asset Management has agreed to limit the Fund’s total operating expenses (excluding class specific expenses such as Investor Service Plan fees, and excluding other expenses such as interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.32% of the Fund’s average daily net assets on an annual basis. Under the agreement, this expense limitation will continue until April 30, 2009, unless extended.

The effect of the adoption of the Investor Services Plan and the Expense Limitation Agreement is that the expenses you bear with respect to your investment in the Fund are likely to increase by approximately 0.09% on an annual basis (based on the Fund’s approximate asset size of $800 million as of November 14, 2005). A table showing the effect of these changes is provided below:

Annual Total Return Fund Operating Expenses (as a percentage of average net assets)	Current Fee and Expense Levels	Estimated Fee and Expense Levels Effective as of February 6, 2006
Management Fees[1]	0.37%	0.37%

Distribution and Service Fees (Under Rule 12b-1)	None	None

Other Expenses[2]	0.06%	0.26%

Total Annual Fund Operating Expenses	0.43%	0.63%

Contractual Fee Waiver/Reimbursement[3]	—	(0.11%)

Net Annual Fund Operating Expenses	0.43%	0.52%

[1]	The management fee fluctuates based upon the average daily net assets of the Total Return Fund and may be higher or lower than that shown above. The figures shown in the chart is based on the Fund’s approximate asset size of $800 million as of November 14, 2005.

[2]	“Other Expenses” include all operating expenses of the Total Return Fund, including the Investor Service Plan expense of 0.20% of the average daily net assets of the Total Return Fund attributable to Class 1 shares, but do not include Management Fees.

Expenses, other than those incurred by the Total Return Fund, are allocated pro rata among the portfolios of the Funds. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Fund specific expenses, such as custodial or transfer agent fees, are allocated to the Fund that incurs such expense. Other expense allocation methodologies may result in different expense ratios.

[3]	Pursuant to the Expense Limitation Agreement described above.

GE INVESTMENTS FUNDS, INC.

Supplement Dated January 3, 2006

To Statement of Additional Information (SAI) Dated May 1, 2005

The name of the Small-Cap Value Equity Fund has been changed to Small-Cap Equity Fund. Accordingly, all references in the Statement of Additional Information (SAI) to the “Small-Cap Value Equity Fund” are hereby changed to “Small-Cap Equity Fund”.

The 6th paragraph appearing under “Principal Investment Objectives” on page 5 of the SAI is deleted and replaced with the following:

Small-Cap Equity Fund. The investment objective of the Small-Cap Equity Fund (formerly, the Small-Cap Value Equity Fund) is long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities of small-capitalization companies, measured at the time of investment. The Fund is managed with a disciplined adherence to valuation. The portfolio managers believe this orientation will typically produce a portfolio that favors neither value nor growth style investing, and allows the Fund to benefit from both value and growth cycles in the marketplace. The Fund may invest in companies that the portfolio managers believe are undervalued by the market but have solid growth prospects and that are traded on U.S. securities exchanges or in the U.S. over-the-counter market. The Fund defines a small-cap company as one with a market capitalization within the capitalization range of the Russell 2000 Index.